United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 7, 2010

FortuNet, Inc
(Exact name of registrant as specified in its charter)

Nevada	000-51703	88-0252188
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2950 South Highland Drive, Suite C, Las Vegas, Nevada	89109
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (702) 796-9090

________________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

(d)     On January 7, 2010, FortuNet, Inc. (the "Company") received a letter from the Nasdaq Stock Market Listing Qualifications Staff (the "Staff") notifying the Company that the Staff had approved the Company's transfer application to transfer its common stock listing from the Nasdaq Global Market to the Nasdaq Capital Market. The listing of the Company's common stock will be transferred to the Nasdaq Capital Market at the opening of business on January 11, 2010. The Company will continue to trade under the symbol "FNET."

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Document

99.1	Press release, dated January 8, 2010.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FortuNet, Inc (Registrant)
January 8, 2010 (Date)	/s/ YURI ITKIS Yuri Itkis Chief Executive Officer